UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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Securities Exchange Act of 1934 (Amendment No. )

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Nikola Corporation
(Name of Registrant as Specified In Its Charter)

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[First used on May 10, 2023]

Nikola CEO, Michael Lohscheller, addresses #NKLA stockholders on the importance of voting, specifically FOR Proposal 2. VOTE NOW to keep Nikola's future moving forward. Link to Press release: https://www.nikolamotor.com/press_releases/lohscheller-releases-video-explaining-why-proposal-2-is-vital-to-nikolas-future/

[Text of Press Release]

Lohscheller Releases Video Explaining Why Proposal 2 is Vital to Nikola’s Future

•DEADLINE to VOTE: 11:59 p.m., Eastern Time on June 6, 2023
•VOTE NOW by phone at (855) 935-2562, if in North America, or 1 (551) 210-9929, if international; or
•VOTE NOW online at www.proxyvote.com

PHOENIX – May 10, 2023 -- Nikola Corporation (Nasdaq: NKLA), a global leader in zero-emissions transportation and energy supply and infrastructure solutions, via the HYLA brand, has published a video message from President and Chief Executive Officer Michael Lohscheller, explaining why he is recommending Nikola stockholders vote FOR all six proposals for the June 7 annual meeting, particularly Proposal 2. The video can be accessed HERE and is available on all Nikola social media channels.

Proposal 2 is seeking the approval to increase the number of authorized shares of Nikola common stock. In the video, Lohscheller states, “Nikola is in a capital-intensive energy and transportation business. Trucks and fueling stations are expensive. Our goal is to change the way the world transports goods, so we aren’t damaging our planet. The company is meeting its milestones and producing some of the world’s first battery-electric trucks, and is on track to produce some of the world’s first hydrogen fuel cell electric trucks so we can reduce the 4 million Class 8 diesel trucks on U.S. roads today. Nikola is creating a clean energy ecosystem to acquire, produce and distribute hydrogen to fuel these trucks. We intend to have 60 stations in California by 2026."

To make this happen, Nikola is asking its stockholders to help create this future by voting FOR all the proposals.

Every vote matters. Stockholders must ACTIVELY VOTE by 11:59 p.m., Eastern Time, on June 6, 2023, for their vote to count.

VOTE NOW - it is quick and simple:

•BY PHONE: Please call Alliance Advisors, Nikola's proxy solicitor, toll-free, at (855) 935-2562, if in North America. International voters can call 1 (551) 210-9929. You can also contact Alliance Advisors if you have any questions about voting.

◦Retail investors, including individual stockholders who purchased shares through app-based brokers, should call the relevant number above.

◦Beneficial holders should call 1 (866) 804-9616.

•BY INTERNET: Vote at www.proxyvote.com using your control number by following the instructions shared by your broker, bank or other nominee.

◦If you are a Robinhood holder, proxy voting emails are sent by noreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email.
◦
The 2023 Annual Meeting of Stockholders will be held virtually on Wednesday, June 7, 2023, at 1:00 p.m., Pacific Time via live audio webcast. In order to attend, you must register in advance at http://www.viewproxy.com/nkla/2023 by 11:59 p.m., PT on June 6, 2023.

ABOUT NIKOLA CORPORATION
Nikola Corporation is globally transforming the transportation industry. As a designer and manufacturer of zero-emission battery-electric and hydrogen-electric vehicles, electric vehicle drivetrains, vehicle components, energy storage systems, and hydrogen station infrastructure, via the HYLA brand, Nikola is driven to revolutionize the economic and environmental impact of commerce as we know it today. Founded in 2015, Nikola Corporation is headquartered in Phoenix, Arizona. For more information, visit www.nikolamotor.com or Twitter @nikolamotor.

FORWARD-LOOKING STATEMENTS
This press release contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to the Company’s goal and strategy; the Company’s expectations regarding the production of hydrogen fuel cell electric trucks; and the Company’s plans with respect to building hydrogen fuel stations, including the timing thereof. These forward-looking statements generally are identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: design and manufacturing changes and delays, including global shortages in parts and materials; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; demand for and customer acceptance of the Company’s trucks; the execution and terms of definitive agreements; risks associated with development and testing of fuel-cell power modules and hydrogen storage systems; risks related to the rollout of the Company’s business and milestones and the timing of expected business milestones; the availability of and need for capital; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

INVESTOR INQUIRIES:
investors@nikolamotor.com

MEDIA INQUIRIES
press@nikolamotor.com

[First used May 10, 2023]

Michael Lohscheller, Nikola CEO, shares an important message to $NKLA stockholders urging them to vote FOR each proposal, before the deadline on Tuesday, June 6, 2023 at 11:59 p.m. ET. Vote today by calling Alliance Partners, our proxy solicitor, toll-free at (855) 935-2562 in North America or 1 - (551) 201-9929 if international. For more information, please visit our website here: www.nikolamotor.com

Video: https://vimeo.com/825211097/a208a7af8b?share=copy

[Transcript of video message of Michael Lohscheller, President and Chief Executive Officer to Stockholders]

Michael Lohscheller:

[Message 1 appears at bottom of screen: Michael Lohscheller, President and CEO, Nikola Corporation]

Hello Nikola stockholders, Michael Lohscheller here!

The Nikola team was recently at the Advanced Clean Transportation Expo in Anaheim, California.

[Message 1 fades at bottom of screen]

While at ACT, we were surrounded by other companies ANNOUNCING their trucks of the future. Our trucks are on the road NOW. Nikola’s battery-electric trucks are REAL and were being driven by customers in the ride and drive. We announced new strategic partnerships with Voltera and big truck orders from AJR Trucking and WattEV. It was a fantastic event.

Now our focus shifts to a very important and timely request. I need your help to guarantee Nikola’s future with a FOR vote on Proposal 2. Let me explain.

Nikola is in a capital-intensive energy and transportation business. Trucks and fueling stations are expensive. Our goal is to change the way the world transports goods, so we aren’t damaging our planet. The company is meeting its milestones and producing some of the world’s first battery-electric trucks and is on track to produce some of the world’s first hydrogen fuel cell electric trucks so we can reduce the 4 million Class 8 diesel trucks on U.S. roads today. Nikola is creating a clean energy ecosystem to acquire, produce and distribute hydrogen to fuel these trucks. We intend to have 60 stations in California by 2026.

Your vote FOR Proposal 2 would allow us to increase the authorized number of shares of our company’s common stock. Approval of this proposal will help ensure that Nikola can continue moving forward toward its vision of a zero-emissions future, and toward achieving new milestones. Without additional shares, our ability to raise the capital we need to further our mission will be out of reach.

[Message 2 appears at bottom of screen: PLEASE VOTE BY JUNE 6, 11:59 P.M. ET BY CALLING OR GOING ONLINE]

To make this happen, we ask that you please vote FOR all our proposals BEFORE the deadline at 11:59 p.m. Eastern Time on Tuesday, June 6, 2023.

Voting is quick and easy and literally takes just a few minutes. Every vote matters. Given how votes are counted on this Proposal, not voting on Proposal 2 is the same as a vote against the Proposal. So please act today and vote YES on our proposals.

[Message 2 fades at bottom of screen and message 3 appears at bottom of screen:
Call (855)-935-2562 IN NORTH AMERICA
1-(551) 201-9929 INTERNATIONAL

So, how can you vote?

To vote by phone, call (855)-935-2562 in North America or 1-(551) 201-9929 if International and someone will be able to assist you in voting your shares.

[Message 3 fades at bottom of screen and message 4 appears at bottom of screen: VOTE ONLINE: proxyvote.com]

To vote online, you should follow the instructions shared by your broker, bank, or other nominee. Or go to the website below.

If you are a Robinhood investor, proxy voting emails are sent by noreply@robinhood.com and voting is hosted by Say Technologies. You will be able to vote and view materials directly from your email, or check your Robinhood investing app.

[Message 4 fades at bottom of screen]

As I mentioned, it is critical you vote today so please don’t wait.

[Message 4 fades at bottom of screen and message 5 appears at bottom of screen: FOR MORE INFORMATION VISIT: www.nikolamotor.com]

Stockholders as of the close of business on April 10, 2023 should vote their shares even if they no longer own them. We encourage everyone to vote now – no matter how many shares you own. Every vote counts.

[Message 5 fades at bottom of screen]

Thank you so much for making your vote count and for your continued support of Nikola.

[Message 6 appears at bottom of screen: FORWARD-LOOKING STATEMENTS
This video contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to the Company’s goal and strategy; the Company’s expectations regarding the production of hydrogen fuel cell electric trucks; and the Company’s plans with respect to building hydrogen fuel stations, including the timing thereof. These forward-looking statements generally are identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: design and manufacturing changes and delays, including global shortages in parts and materials; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; demand for and customer acceptance of the Company’s trucks; the execution and terms of definitive agreements; risks associated with development and testing of fuel-cell power modules and hydrogen storage systems; risks related to the rollout of the Company’s business and milestones and the timing of expected business milestones; the availability of and need for capital; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

[First used May 10, 2023]

[Text of email from Michael Lohscheller, President and Chief Executive Officer, to Nikola employees]

Hello everyone.

As I shared in yesterday's All-Hands meeting, I urge you to vote FOR all six proposals for the June 7th annual meeting of stockholders, particularly Proposal 2, by Tuesday, June 6, 2023 at 11:59 p.m. ET.

Your affirmative vote for Proposal 2 will allow us to increase the number of shares of our company's common stock. This will provide us with increased financing and capital raising flexibility to support our need for additional capital to support the growth of our business and could be used for other business and financial purposes.

Please watch the video to learn why this vote is important to our future and for voting information. Or, you can call Alliance Partners, our proxy solicitor, toll-free at (855) 935-2562.

Regards,
Michael

[First used May 10, 2023]

[Transcript of video message of Michael Lohscheller, President and Chief Executive Officer, included in email to Nikola employees]

Michael Lohscheller:

[Message 1 appears at bottom of screen: Michael Lohscheller, President and CEO]

Hello everyone, Michael here!

A bunch of us just got back from the Advanced Clean Transportation Expo in Anaheim, California.

[Message 1 fades at bottom of screen]

At ACT, we were surrounded by other companies ANNOUNCING their trucks of the future. Ha! Our trucks are on the road NOW. Nikola’s battery-electric trucks are REAL and were being driven by customers in the ride and drive to rave reviews. It was incredible.

We announced new partnerships with Voltera and big truck orders from AJR Trucking and WattEV. It was a great week. And thanks to all of you.

I wanted to take a minute and share with you how we can maintain this momentum.

We are out in the public now encouraging our stockholders to support our future with a FOR vote on all of our proposals for the annual meeting, including Proposal 2, by June 6. You may have seen some of the social media posts. Let me explain.

[Message 2 appears at bottom of screen: PLEASE VOTE BY JUNE 6, 11:59 P.M. ET BY CALLING OR GOING ONLINE]

We need our stockholders, which includes many of you, to vote FOR Proposal 2 to allow us to increase the authorized number of shares of our company’s common stock.

[Message 2 fades at bottom of screen]

Why do we need more shares?

Nikola is in a capital-intensive energy and transportation business. Trucks and fueling stations are expensive.

[Message 3 appears at bottom of screen: VOTE ONLINE: proxyvote.com]

Our goal is to change the way the world transports goods, so we aren’t damaging our planet. The company is meeting its milestones and producing some of the world’s first battery-electric trucks and is on track to produce some of the world’s first hydrogen fuel cell electric trucks so we can reduce the 4 million Class 8 diesel trucks on U.S. roads today.

[Message 3 fades at bottom of screen]

Approval of this proposal will help ensure that Nikola can continue moving forward toward its vision of a zero-emissions future, and toward achieving new milestones.

[Message 4 appears at bottom of screen: Call (855)-935-2562 in North America or 1-(551) 201-9929 International]

So, if you were a Nikola stockholder as of the close of business on April 10, 2023, please take the time to vote FOR our proposals even if you no longer own the stock and no matter how many shares you own.

[Message 4 fades at bottom of screen]

Given how votes are counted on this Proposal, not voting on Proposal 2 is the same as a vote AGAINST the Proposal. So please act today and vote YES.

[Message 5 appears at bottom of screen: PLEASE VOTE BY JUNE 6, 11:59 P.M. ET BY CALLING OR GOING ONLINE]

The deadline is at 11:59 p.m. Eastern Time on Tuesday, June 6, 2023, but don’t wait – please vote today.

Message 5 fades at bottom of screen and message 6 appears at bottom of screen: VOTE ONLINE: www.proxyvote.com]

Voting is quick and easy and literally takes just a few minutes and every vote matters.

If you have any questions, reach out to your manager or any members of the leadership team and we’ll answer as best as we can.

[Message 6 fades at bottom of screen]

Have a great week and keep up all the good work.

Best regards,
Michael

[Message 7 appears at bottom of screen: FORWARD-LOOKING STATEMENTS
This video contains certain forward-looking statements within the meaning of federal securities laws with respect to Nikola Corporation (the "Company"), including statements relating to the Company’s goal and strategy; the Company’s expectations regarding the production of hydrogen fuel cell electric trucks; and the Company’s plans with respect to building hydrogen fuel stations, including the timing thereof. These forward-looking statements generally are identified by words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," and similar expressions. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: design and manufacturing changes and delays, including global shortages in parts and materials; general economic, financial, legal, regulatory, political and business conditions and changes in domestic and foreign markets; demand for and customer acceptance of the Company’s trucks; the execution and terms of definitive agreements; risks associated with development and testing of fuel-cell power modules and hydrogen storage systems; risks related to the rollout of the Company’s business and milestones and the timing of expected business milestones; the availability of and need for capital; and the factors, risks and uncertainties regarding the Company's business described in the "Risk Factors" section of the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC, in addition to the Company's subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause the Company's actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

[First used on or about May 12, 2023]

#NKLA stockholders you can help drive change today. Vote FOR Proposal 2 by contacting Alliance Advisors at (855) 935-2562. The deadline is June 6, 2023, at 11:59 p.m. ET.
https://www.nikolamotor.com/stockholder-meeting/

[First used on or about May 13, 2023]

Stockholders, your vote FOR Proposal 2 to increase our authorized common stock is needed to support our business. Vote today by calling (855) 935-2562 or 1 (551) 210-9929 for international holders. The deadline is June 6, 2023, at 11:59 p.m. ET. https://www.nikolamotor.com/stockholder-meeting/